Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             SECURITY BANCORP, INC.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             SECURITY BANCORP, INC.
-----------------------------------------------------------------------------
                    (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:
                              N/A
-----------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:
                              N/A
-----------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
-----------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
                              N/A
-----------------------------------------------------------------------------
[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:
                             N/A
-----------------------------------------------------------------------------
(2)  Form, schedule or registration statement no.:
                             N/A
-----------------------------------------------------------------------------
(3)  Filing party:
                             N/A
-----------------------------------------------------------------------------
(4)  Date filed:
                             N/A
-----------------------------------------------------------------------------

                    [Security Bancorp, Inc. Letterhead]

                              March 14, 2002

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Security Bancorp, Inc. ("Company"), the holding company for Security Federal Savings Bank of McMinnville, TN. The meeting will be held at the Savings Bank's main office located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 17, 2002, at 2:00 p.m., Central Time.

     The Notice of Annual Meeting of Stockholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of Housholder, Artman and Associates, P.C., the Company's independent auditors, will be present to respond to appropriate questions of stockholders.

     It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure that your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

     We look forward to seeing you at the meeting.

                                      Sincerely,



                                      /s/Joe H. Pugh
                                      Joe H. Pugh
                                      President and Chief Executive Officer

                         SECURITY BANCORP, INC.
                          306 WEST MAIN STREET
                     MCMINNVILLE, TENNESSEE  37110
                             (931) 473-4483

------------------------------------------------------------------------------

                NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD ON APRIL 17, 2002
------------------------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Security Bancorp, Inc. ("Company") will be held at the main office of Security Federal Savings Bank of McMinnville, TN located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 17, 2002, at 2:00 p.m., Central Time, for the following purposes:

     1.   To elect three directors to serve for a term of three years;

     2. To approve the appointment of Housholder, Artman and Associates, P.C. as the Company's independent auditors for the fiscal year ending December 31, 2002; and

     3. To act upon such other matters as may properly come before the meeting or any adjournments thereof.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Any action may be taken on the foregoing proposals at the meeting on the date specified above or on any date(s) to which, by original or later adjournment, the meeting may be adjourned. Only stockholders of record at the close of business on March 1, 2002 are entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     You are requested to complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/EARL H. BARR
                                   EARL H. BARR
                                   SECRETARY

McMinnville, Tennessee
March 14, 2002
------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
------------------------------------------------------------------------------

------------------------------------------------------------------------------

                            PROXY STATEMENT
                                   OF
                         SECURITY BANCORP, INC.
                          306 WEST MAIN STREET
                     MCMINNVILLE, TENNESSEE  37110

------------------------------------------------------------------------------
                     ANNUAL MEETING OF STOCKHOLDERS
                             APRIL 17, 2002
------------------------------------------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Bancorp, Inc. ("Company"), the holding company for Security Federal Savings Bank of McMinnville, TN ("Savings Bank"), to be used at the Annual Meeting of Stockholders ("Meeting") of the Company. The Meeting will be held at the Savings Bank's main office located at 306 West Main Street, McMinnville, Tennessee, on Wednesday, April 17, 2002, at 2:00 p.m., Central Time. This Proxy Statement and the enclosed proxy card are being first mailed to stockholders on or about March 14, 2002.

------------------------------------------------------------------------------
                        VOTING AND PROXY PROCEDURE
------------------------------------------------------------------------------

     Stockholders Entitled to Vote at Meeting. Only stockholders of record at the close of business on March 1, 2002 ("Voting Record Date") are entitled to vote at the Meeting and are entitled to one vote for each share of common stock ("Common Stock") of the Company then held. As of the close of business on the Voting Record Date, the Company had 424,919 shares of Common Stock issued and outstanding. The Common Stock is the only outstanding class of securities of the Company.

     As provided in the Company's Charter, record holders of the Company's Common Stock who beneficially own, either directly or indirectly, in excess of 10% of the Company's outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit.

     If you are a beneficial owner of Company Common Stock held by a broker, bank or other nominee (i.e., in "street name"), you will need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company Common Stock held in street name in person at the Meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

     Quorum Requirement. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote at the Meeting for purposes of determining the existence of a quorum.

     Proxies; Proxy Revocation Procedures. The Board of Directors solicits proxies so that each stockholder has the opportunity to vote on the proposals to be considered at the Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. Where a proxy card is properly signed and dated but no instructions are indicated, proxies will be voted FOR the nominees for directors set forth in the following pages, and FOR the approval of the appointment of independent auditors. If a stockholder attends the Meeting, he or she may vote by ballot.

     Stockholders who execute proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later dated proxy before a vote being taken on a particular proposal at the Meeting. Attendance at the Meeting will not automatically revoke a proxy, but a stockholder in attendance may request a ballot and vote in person, thereby revoking a prior granted proxy.

     If your Company Common Stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     Participants in the Security Federal Savings Bank of McMinnville, TN ESOP. If a stockholder is a participant in the Security Federal Savings Bank of McMinnville, TN Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Common Stock allocated to the participant's plan account are to be voted. Unallocated shares of Common Stock held by the ESOP and allocated shares for which no voting instructions are received will be voted by the trustees in the same proportion as shares for which the trustees have received voting instructions. As of the Voting Record Date, 15,710 shares have been allocated to participants' accounts. The trustees of the ESOP are Messrs. Pugh, Collette and Newman. The deadline for returning your voting instructions to the trustees is April 15, 2002.

     Vote Required. The three directors to be elected at the Meeting will be elected by a plurality of the votes cast by stockholders present in person or by proxy and entitled to vote. Stockholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from each nominee for election as directors. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.

     With respect to the other proposal to be voted upon at the Meeting, stockholders may vote for or against the proposal or may abstain from voting. Approval of the appointment of independent auditors requires the affirmative vote of a majority of the shares of Common Stock present in person or by proxy
and entitled to vote.   Broker non-votes will have no effect on the outcome of
this proposal. Abstentions, however, will have the same effect as a vote against this proposal.

------------------------------------------------------------------------------
       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
------------------------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of the Company's Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, disclosing such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based on such reports, the following table sets forth, as of the close of business on the Voting Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Common Stock. Management knows of no persons other than those set forth below who beneficially owned more than 5% of the outstanding shares of Common Stock at the close of business on the Voting Record Date. The table also sets forth, as of the close of business on the Voting Record Date, certain information as to shares of Common Stock beneficially owned by the Company's directors, "named executive officer" and all directors and executive officers as a group.

                                        Number of Shares     Percent of Shares
Name                                   Beneficially Owned(1)    Outstanding
----                                   ---------------------    -----------
Beneficial Owners of More Than 5%

Joe H. Pugh(2)(3)                             30,766                7.24%
161 Florence Street
McMinnville, Tennessee 37110

                     (table continued on following page)

                                        Number of Shares     Percent of Shares
Name                                   Beneficially Owned(1)    Outstanding
----                                   ---------------------    -----------

DIRECTORS

Earl H. Barr                                  19,321               4.55%
Robert W. Newman                              18,181               4.28
Dr. R. Neil Schultz                           19,906               4.68
Dr. John T. Mason, III                         6,181               1.45
Donald R. Collette                             8,081               1.90
Dr. Franklin J. Noblin                        13,847               3.26

NAMED EXECUTIVE OFFICER(2)

Kenneth W. Smith                               3,964               0.93

All Executive Officers and
 Directors as a Group (12 persons)           142,341              33.50
----------------
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has voting or investment power with respect to such security. The table includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power. Shares held in accounts under the Savings Bank's ESOP, as to which the holders have voting power but not investment power, are included as follows: Mr. Pugh, 2,798 shares; Mr. Smith, 655 shares; and all executive officers and directors as a group, 8,935 shares. Shares of restricted stock granted under the Company's Management Recognition and Development Plan, as to which the holders have voting power but not investment power, are included as follows: Mr. Barr, 351 shares; Mr. Newman, 351 shares; Dr. Schultz, 351 shares; Dr. Mason, 351 shares; Mr. Collette, 351 shares; Dr. Noblin, 351 shares; Mr. Pugh, 1,748 shares; and Mr. Smith, 699 shares; and all executive officers and directors as a group, 6,655 shares. The amounts shown also include the following amounts of Common Stock which the indicated individuals have the right to acquire within 60 days of the Voting Record Date through the exercise of stock options granted pursuant to the Company's stock option plans: Mr. Barr, 1,308 shares; Mr. Newman, 1,308 shares; Dr. Schultz, 1,308 shares; Dr. Mason, 1,308 shares; Mr. Collette, 1,308 shares; Dr. Noblin, 1,308 shares; Mr. Pugh, 6,546 shares; Mr. Smith, 436 shares; and all executive officers and directors as a group, 20,498 shares.
(2) SEC regulations define the term "named executive officer" to include the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Messrs. Pugh and Smith are the Company's only "named executive officers" for the fiscal year ended December 31, 2001.
(3)  Mr. Pugh is also a director of the Company.

------------------------------------------------------------------------------
                    PROPOSAL I -- ELECTION OF DIRECTORS
------------------------------------------------------------------------------

     The Company's Board of Directors consists of seven members as required by the Company's Bylaws. In accordance with the Company's Charter, the Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. Three directors will be elected at the Meeting to serve for the respective term set forth in the following table, or until their respective successors have been elected and qualified. The nominees for election this year are Robert W. Newman, Donald R. Collette and Dr. Franklin J. Noblin, each of whom is a current member of the Board of Directors of the Company and of the Savings Bank.

     It is intended that the proxies solicited by the Company's Board of Directors will be voted for the election of the above named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend, or the Board of Directors may adopt a resolution to amend the Bylaws and reduce the size of the Board. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve.

     The Board of Direc tors recommends a vote "FOR" the election of Messrs. Newman, Collette and Noblin.

     The following table sets forth certain information regarding the nominees for election at the Meeting as well as information regarding those directors continuing in office after the Meeting.

                                          Year First Elected       Term to
    Name                  Age (1)             Director (2)          Expire
    ----                  -------             ------------          ------
                                  BOARD NOMINEES

Robert W. Newman            50                   1992               2005(3)
Donald R. Collette          65                   1994               2005(3)
Dr. Franklin J. Noblin      63                   1993               2005(3)

                           DIRECTORS WHOSE TERM CONTINUES

Earl H. Barr                64                   1992               2003
Dr. John T. Mason, III      63                   1986               2003
Joe H. Pugh                 45                   1992               2004
Dr. R. Neil Schultz         65                   1992               2004

----------------
(1)  As of December 31, 2001.
(2)  Includes prior service on the Board of Directors of the Savings Bank.
(3)  Assuming the individual is elected.

     The present principal occupation and other business experience during the last five years of each nominee for election and for each continuing director is set forth below:

     Robert W. Newman is a partner with the law firm Galligan & Newman in McMinnville, Tennessee. He is a member of the McMinnville Breakfast Rotary Club.

     Donald R. Collette is a retired General Manager of McMinnville Electric System in McMinnville, Tennessee. He presently serves as President of Collette & Associates, an executive search firm. He is past president of the McMinnville Chamber of Commerce and a member of the McMinnville Noon Rotary Club.

     Dr. Franklin J. Noblin is a retired general dentist and a retired Colonel in the United States Army Reserve-Chief of Professional Services and Brigade Dental Surgeon. He is a member of the McMinnville Breakfast Rotary Club.

     Earl H. Barr is the owner and manager of Barr's Inc., a retail furniture store, in McMinnville, Tennessee. He is the past Chairman of, and currently serves as a director of, the Board of the McMinnville Chamber of Commerce, and is a member of the Board of the McMinnville Housing Authority. Mr. Barr is a past director of the American Heart Association Board, and a member of the McMinnville Noon Rotary Club, the Warren County Homebuilders Association and the Community Advisory Board of Bridgestone/Firestone.

     Dr. John T. Mason, III is a retired Colonel in the United States Army, a retired Associate Dean of Engineering and Professor of Chemical Engineering of Tennessee Technological University, and a retired real estate appraiser.

     Joe H. Pugh has been employed by the Savings Bank since 1978. Mr. Pugh has served as President and Chief Executive Officer of the Savings Bank since 1993 and President and Chief Executive Officer of the Company since its inception in 1997. He is a past member of the McMinnville Chamber of Commerce Board, and a member of the McMinnville Noon Rotary Club and the Community Advisory Board of Bridgestone/Firestone. Mr. Pugh also serves as a trustee of the Motlow State Community College.

     Dr. R. Neil Schultz, a retired orthodontist, is a member of the McMinnville Noon Rotary Club and past president of the Tennessee Association of Orthodontists. Dr. Schultz serves as the Chairman of the Board of the Directors of the Company and the Savings Bank.

------------------------------------------------------------------------------
             MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
------------------------------------------------------------------------------

     The Boards of Directors of the Company and the Savings Bank conduct their business through meetings of the Boards and through their committees. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held 12 meetings, and the Board of Directors of the Savings Bank held 12 meetings. No director of the Company or the Savings Bank attended fewer than 75% of the total meetings of the Boards and committees on which such person served during the 2001 fiscal year.

     Committees of the Company's Board. The Company's Board of Directors has established Executive, Audit and Nominating Committees, among others.

     The Company's Executive Committee, consisting of Directors Mason, Pugh, Barr and Schultz, acts on behalf of the full Board of Directors in its absence. The Committee has the same authority as the full Board of Directors. This Committee did not meet during the 2001 fiscal year.

     The Company's Audit Committee, consisting of Directors Newman, Collette, Noblin and Schultz, is responsible for reviewing the internal auditors' reports and results of their examination prior to review by and with the entire Board of Directors and retains and establishes the scope of engagement of the Company's independent auditors. This Committee met one time during the 2001 fiscal year.

     The Company's Nominating Committee, consisting of the full Board of Directors is responsible for the annual selection of nominees for election as directors of the Company. The full Board of Directors met once in its capacity as Nominating Committee during the 2001 fiscal year.

     Committees of the Savings Bank's Board. The Savings Bank's Board of Directors has established Executive, Personnel and Nominating Committees, among others.

     The Executive Committee consists of Directors Mason, Schultz, Barr and Pugh. This Committee meets on an as-needed basis and acts on behalf of the full Board of Directors in its absence. This Committee has the same authority as the full Board of Directors. This Committee met ten times during the 2001 fiscal year.

     The Personnel Committee (which also serves as a Compensation Committee) consists of Directors Newman, Collette and Pugh. This Committee meets on an as-needed basis and is responsible for reviewing the Savings Bank's personnel to determine if and when additional personnel are needed. The Committee is also involved in the interview process for new personnel. This Committee met 13 times during the 2001 fiscal year.

     The full Board of Directors acts as a Nominating Committee for the annual selection of nominees for election as directors of the Savings Bank. The full Board of Directors met once in its capacity as Nominating Committee during the 2001 fiscal year.

------------------------------------------------------------------------------
                           DIRECTORS' COMPENSATION
------------------------------------------------------------------------------

     Members of the Savings Bank's Board of Directors receive fees of $500 per Board meeting attended, except for the Chairman of the Board who receives a fee of $600 per Board meeting attended. Outside directors receive $100 per committee meeting attended and committee chairmans receive an annual $300 committee chairman fee. Outside directors also receive a $1,200 annual retainer fee. Total fees paid to directors during the year ended December 31, 2001 were $68,600. No separate fees are paid for service on the Company's Board of Directors.

------------------------------------------------------------------------------
                          EXECUTIVE COMPENSATION
------------------------------------------------------------------------------

Summary Compensation Table

     The following information is presented for Messrs. Pugh and Smith.

                                                    Long-term
                                                   Compensation
                   Annual Compensation(1)             Awards
             --------------------------------- ---------------------
                                      Other                          All Other
                                      Annual   Restricted  Number     Annual
Name and                              Compen-     Stock       of      Compen-
Position     Year  Salary(2)  Bonus  sation(3)  Awards(4) Options(5) sation(6)
--------     ----  ---------  -----  ---------  --------- ---------- ---------
Joe H. Pugh  2001 $ 99,500   $12,500  $6,000    $    --        --     $5,186
President    2000   94,500     8,950   6,000         --        --      4,740
             1999   89,500     7,750   6,000         --        --      4,452

Kenneth W.
 Smith       2001  108,346        --      --         --        --      2,848
Senior Vice  2000   86,977        --      --     13,532     2,182      2,641
 President   1999   67,317        --      --         --        --      1,090
---------------
(1)  All compensation is paid by the Savings Bank.
(2) For Mr. Smith includes commissions related to the Savings Bank's Trust Department operations of $51,141, $33,950 and $16,532 for the years ended December 31, 2001, 2000 and 1999, respectively.
(3) For Mr. Pugh, consists of directors' fees. The aggregate amount of perquisites and other personal benefits was less than 10% of the total annual salary and bonus reported.
(4) Pursuant to the Management Recognition and Development Plan, 4,364 shares of restricted stock were awarded on July 1, 1998 to Mr. Pugh, and 873 shares of restricted stock were awarded on July 1, 2000 to Mr. Smith. Dividends are paid on such awards if and when declared and paid by the Company on the Common Stock. The value of the unvested awards at December 31, 2001 for Mr. Pugh (which vest pro rata over the remaining two year period) was approximately $29,716 (1,748 shares at $17.00 per share), and for Mr. Smith (which vest pro rata over the remaining four year period) was approximately $11,883 (699 shares at $17.00 per share).
(5) Pursuant to the Stock Option Plan, 10,911 options were granted on July 1, 1998 to Mr. Pugh, and 2,182 options were granted on July 1, 2000 to Mr. Smith. The options vest at a rate of 20% per year over a five year period. At December 31, 2001, a total of 4,365 options and 1,746 options remain unvested for Messrs. Pugh and Smith, respectively.
(6)  Consists of employer 401(k) plan contributions.

     Option Exercise/Value Table. The following information is provided for Messrs. Pugh and Smith.

                                           Number of
                                           Securities          Value of
                                           Underlying         Unexercised
                                           Unexercised        In-the-Money
                                             Options            Options
                                            at Fiscal          at Fiscal
                                           Year End(#)       Year End($)(1)
                 Shares                  ----------------   ----------------
               Acquired on    Value       Exer-   Unexer-    Exer-   Unexer-
   Name        Exercise (#) Realized($)  cisable  cisable   cisable  cisable
   ----        ------------ -----------  -------  -------   -------  -------

Joe H. Pugh       --           --         6,546    4,365         --       --
Kenneth W.
  Smith           --           --           436    1,746     $  654  $ 2,619
-------------
(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2001 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price. The exercise price on the option grant date was $17.25 and $15.50 for Messrs. Pugh and Smith, respectively. The price of the Common Stock at December 31, 2001 was $17.00.

Employment and Severance Agreements

     Employment Agreement. The Company and the Savings Bank (collectively, the "Employers") have entered into a three-year employment agreement ("Employment Agreement" or "Agreement") with Mr. Pugh. Under the Employment Agreement, the current base salary for Mr. Pugh is $99,500, which is paid by the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. Mr. Pugh's salary may not be decreased during the term of the Employment Agreement without his prior written consent. On the anniversary of the commencement date of the Agreement, the term of the Agreement may be extended by the Board of Directors for an additional year unless a termination notice is given by Mr. Pugh. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

     The Agreement provides for a severance payment and other benefits if employment is terminated following a change in control. This severance payment and benefits, which will be made promptly after any change in control, will have a value equal to 2.99 times the average annual compensation paid to Mr. Pugh during the five years immediately preceding the change in control. Under the Agreement, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of common stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at December 31, 2001, Mr. Pugh would be entitled to a severance payment, excluding the value of any other employee benefits which may be payable, with a value of approximately $302,000.

     Severance Agreement. The Employers entered into a two-year severance agreement ("Severance Agreement" or "Agreement") with Kenneth W. Smith ("Executive") effective December 15, 1998. Under the Severance Agreement, the Board of Directors has extended the Agreement for each additional year following the Agreement's effective date, commencing on the first anniversary date of the Agreement and continuing at each anniversary date thereafter. Under the Severance Agreement, the current base salary for Mr. Smith is $57,205, which is paid by the Company and the Savings Bank and may be increased at the discretion of the Board of Directors or an authorized committee of the Board of Directors of the Savings Bank. The Agreement is terminable by the Employers for just cause at any time or in certain events specified by federal regulations.

     The Agreement provides for severance payments and other benefits if the Executive's employment is terminated following a change in control. The severance payment, which will be made no later than 30 days after any change in control, will have a value equal to two times the Executive's taxable compensation, including salary, bonuses and commissions, for the 12 month period ending on the last day of the month preceding the Executive's date of termination. The Executive also will be entitled to benefits substantially identical to those benefits he received prior to his severance for a period of 24 months from the date of Executive's termination. Under the Agreement, a "change in control" is deemed to occur if, at anytime during the term of the Agreement, a person other than the Company purchases shares of Common Stock pursuant to a tender or exchange offer for such shares, any person (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities, the membership of the Board of Directors changes as the result of a contested election, or stockholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation has occurred. Assuming that a change in control had occurred at December 31, 2001, Mr. Smith would be entitled to a severance payment, excluding the value of any other employee benefits which may be payable, with a value of approximately $217,000.

     The Employers have also entered into employment and severance agreements with other senior officers of the Company and/or the Savings Bank on substantially similar terms.

------------------------------------------------------------------------------
                        AUDIT COMMITTEE MATTERS
------------------------------------------------------------------------------

     Audit Committee Charter. The Audit Committee operates pursuant to a Charter approved by the Company's Board of Directors. The Audit Committee reports to the Board of Directors and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter sets out the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to the independent accountants, the
internal audit department, and management of the Company.   A copy of the
Audit Committee Charter is filed as Appendix A hereto.

     Audit Committee Report.   The Company's Audit Committee has issued the
following report with respect to the audited financial statements of the Company for the fiscal year ended December 31, 2001:

     o The Audit Committee has reviewed and discussed with the Company's management the Company's fiscal 2001 audited financial statements;

     o The Audit Committee has discussed with the Company's independent auditors (Housholder, Artman and Associates, P.C.) the matters required to be discussed by Statement on Auditing Standards No. 61;

     o The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board No. 1 (which relates to the auditors' independence from the Company and its related entities) and has discussed with the auditors their independence from the Company; and

     o Based on the review and discussions referred to in the three items above, the Audit Committee recommended to the Board of Directors that the fiscal 2001 audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     Submitted by the Audit Committee of the Company's Board of Directors:

                                  /s/Robert W. Newman
                                  /s/Donald R. Collette
                                  /s/Dr. R. Neil Schultz
                                  /s/Dr. Franklin J. Noblin

------------------------------------------------------------------------------
             COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
------------------------------------------------------------------------------

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms it has received and written representations provided to the Company by the above referenced persons, the Company believes that, during the fiscal year ended December 31, 2001, all filing requirements applicable to its reporting officers, directors and greater than 10% stockholders were properly and timely complied with, except for the filing of a Form 4, Statement of Change in Beneficial Ownership of Securities, by Earl H. Barr, a director of the Company. Mr. Barr inadvertently failed to file a Form 4, Statement of Change in Beneficial Ownership of Securities, on August 10, 2001 for a transaction during the month of July 2001. The Form 4 was subsequently filed on August 27, 2001.

------------------------------------------------------------------------------
                         TRANSACTIONS WITH MANAGEMENT
------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Savings Bank is therefore prohibited from making any new loans or extensions of credit to the Savings Bank's executive officers and directors and at different rates or terms than those offered to the general public and has adopted a policy to this effect. The aggregate amount of loans by the Savings Bank to its executive officers and directors was approximately $776,000 at December 31, 2001. Such loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms and conditions, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Savings Bank's other customers, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features when made.

     Director Earl H. Barr owns and manages Barr's, Inc., a retail furniture store, from which the Savings Bank has purchased furniture at a price generally equal to 10% above cost. The Savings Bank purchased an immaterial dollar amount of furniture during the year ended December 31, 2001.

------------------------------------------------------------------------------
      PROPOSAL II -- APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------------

     Housholder, Artman and Associates, P.C. was the Company's independent auditors for the fiscal year ended December 31, 2001. The Board of Directors has appointed Housholder, Artman and Associates, P.C. as independent auditors for the fiscal year ending December 31, 2002, subject to approval by stockholders. A representative of Housholder, Artman and Associates, P.C. is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he so desires.

Audit Fees

     The aggregate fees billed to the Company by Housholder, Artman and Associates, P.C. for professional services rendered for the audit of the Company's financial statements for fiscal 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for that year were $21,000.

Financial Information Systems Design and Implementation Fees

     Housholder, Artman and Associates, P.C. performed no financial information system design or implementation work for the Company during the fiscal year ended December 31, 2001.

All Other Fees

     Other than audit fees, the aggregate fees billed to the Company by Housholder, Artman and Associates, P.C. for fiscal 2001, none of which were financial information systems design and implementation fees, were $23,215. The Audit Committee of the Board of Directors determined that the services performed by Housholder, Artman and Associates, P.C. other than audit services are not incompatible with Housholder, Artman and Associates, P.C. maintaining its independence.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants will be considered by the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF HOUSHOLDER, ARTMAN AND ASSOCIATES, P.C. AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

------------------------------------------------------------------------------
                              OTHER MATTERS
------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form, that are properly executed and dated, will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

------------------------------------------------------------------------------
                              MISCELLANEOUS
------------------------------------------------------------------------------

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in mailing proxy solicitation materials to beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telecopier or telephone without additional compensation.

     The Company's 2001 Annual Report to Stockholders, including consolidated financial statements, has been mailed to all stockholders of record at the close of business on the Voting Record Date. Any stockholder who has not received a copy of such annual report may obtain a copy by writing to the Company. The Annual Report is not to be treated as part of the proxy solicitation material or having been incorporated herein by reference.

     A copy of the Company's Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the SEC, will be furnished without charge to stockholders of record as of the close of business on the Voting Record

Date upon written request to Mr. Earl H. Barr, Corporate Secretary, Security Bancorp, Inc., P.O. Box 7027, McMinnville, Tennessee 37111.

------------------------------------------------------------------------------
                           STOCKHOLDER PROPOSALS
------------------------------------------------------------------------------

     Proposals of stockholders intended to be presented at the Company's annual meeting next year must be received by the Company no later than November 15, 2002 to be considered for inclusion in the proxy solicitation materials and form of proxy relating to such meeting. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

     The Company's Charter provides that in order for a stockholder to make nominations for the election of directors or proposals for business to be brought before a meeting of stockholders, a stockholder must deliver written notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 40 days' notice of the meeting is given to stockholders, such notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to stockholders. As specified in the Charter, the written notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the stockholder giving such notice. The notice with respect to business proposals to be brought before the Meeting must state the stockholder's name, address and number of shares of Common Stock held, and briefly discuss the business to be brought before the Meeting, the reasons for conducting such business at the Meeting and any interest of the stockholder in the proposal. A copy of the Charter may be obtained from the Company.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/EARL H. BARR
                                 EARL H. BARR
                                 SECRETARY

McMinnville, Tennessee
March 14, 2002

                                                                    Appendix A

         Charter of the Audit Committee of the Board of Directors

I.   Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

        > Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

        > Monitor the independence and performance of the Company's independent auditors.

        > Provide an avenue of communications among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the Nasdaq National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgement. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditors limited review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures

     > Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

     >   Review the Company's annual audited financial statements prior to
         filing or distribution.   Review should include discussion with
         management and independent auditors of significant issues regarding accounting principles, practices, and judgements.

     > In consultation with the management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors together with management's responses.

     > Review with financial management and the independent auditors the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61. The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

     Independent Auditors

     > The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     > Approve the fees and other significant compensation to be paid to the independent auditors.

     > On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

     > Review the independent auditors audit plan -- discuss scope, staffing, locations, and reliance upon management and general audit approach.

     > Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     > Consider the independent auditors' judgements about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

     Internal Audit Department and Legal Compliance

     > Review the budget, plan, and changes in plan, activities, organizational structure, as needed.

     > On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     Other Audit Committee Responsibilities

     > Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

     > Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     > Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     Other Optional Charter Disclosures

     > Establish, review, and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

     >   Periodically perform self-assessment of audit committee performance.

     > Review financial and accounting personnel succession planning within the Company.

     > Annually review policies and procedures as well as audit results associated with directors' and officers expense accounts and perquisites. Annually review a summary of director and officers' related party transactions and potential conflicts of interest.

                                      *****

[x] PLEASE MARK VOTES            REVOCABLE PROXY
    AS IN THIS SAMPLE         SECURITY BANCORP, INC.
                                                                  With For All
                                                              For hold Except
                                         1. The election as
 ANNUAL MEETING OF STOCKHOLDERS             director of the   [ ]  [ ]   [ ]
         APRIL 17, 2002                     nominees listed
                                            (except as marked to
The undersigned hereby appoints the         the contrary below):
official Proxy Committee of the Board
of Directors of Security Bancorp, Inc.      Robert W. Newman
("Company"), consisting of Donald R.        Donald R. Collette
Collette and Joe H. Pugh, with full powers  Dr. Franklin J. Noblin of substitution to act as attorneys and
proxies for the undersigned, to vote        INSTRUCTIONS: To withhold
all shares of Common Stock of the Company   authority to vote for any
which the undersigned is entitled to vote   individual nominee, mark 'For
at the Annual Meeting of Stockholders       All Except' and write that
("Meeting"), to be held at the main         nominee's name in the space
office of Security Federal Savings Bank     provided below.
of McMinnville, TN, located at 306 West
Main Street, McMinnville, Tennessee,        ------------------------------
on Wednesday, April 17, 2002, at                           For Against Abstain
2:00 p.m., Central Time, and at any      2. The approval   [ ]   [ ]     [ ]
and all adjournments thereof, as set        of the appoint-
forth to the right:                         ment of Hous-
                                            holder, Artman
                                            and Associates,
                                            P.C. as indepen-
                                            dent auditors
                                            for the fiscal
                                            year ending
                                            December 31, 2002.

                                         3. In their discretion, upon such
                                            other matters as may properly
                                            come before the meeting.
                             -----------
Please be sure to sign and    Date       The Board of Directors recommends a
 date this Proxy in the                  Vote 'FOR' the listed proposals.
     box below.
----------------------------------------   THIS PROXY, PROPERLY SIGNED AND
                                         DATED, WILL BE VOTED AS DIRECTED, BUT
                                         IF NO INSTRUCTIONS ARE SPECIFIED THIS
---------------------------------------- PROXY WILL BE VOTED FOR THE PROPOSALS
Stockholder sign    Co-holder (if any)   STATED. IF ANY OTHER BUSINESS IS PRE-
     above             sign above        AT SUCH MEETING, THIS PROXY WILL BE
                                         VOTED BY THE PROXY COMMITTEE OF THE
                                         BOARD OF DIRECTORS IN ITS BEST JUDG-
                                         MENT.  PRESENTLY, THE BOARD OF
                                         DIRECTORS KNOWS OF NO OTHER BUSINESS
                                         TO BE PRESENTED AT THE MEETING.  THIS
                                         PROXY ALSO CONFERS DISCRETIONARY
                                         AUTHORITY ON THE BOARD OF DIRECTORS
                                         TO VOTE WITH RESPECT TO THE ELECTION
                                         OF ANY PERSON AS DIRECTOR WHERE THE
                                         NOMINEES ARE UNABLE TO SERVE OR FOR
                                         GOOD CAUSE WILL NOT SERVE AND MATTERS
                                         INCIDENT TO THE CONDUCT OF THE
                                         MEETING.

------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                         postage paid envelope provided.

                             SECURITY BANCORP, INC.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     Should the undersigned be present and elect to vote in person at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The above-signed acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting of Stockholders, a Proxy Statement for the Annual Meeting of Stockholders, and the 2001 Annual Report to Stockholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, indicate your full title. If shares are held jointly, only one registered holder need sign but both holders should sign, if possible.

                             PLEASE ACT PROMPTLY
                   SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

-------------------------

-------------------------

-------------------------